                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         March 1, 2004
                                                 -------------------------------



                                  AMETEK, Inc.
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             (Exact name of registrant as specified in its charter)




           DELAWARE                       1-12981                14-1682544
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



37 North Valley Road, Building 4, P.O. Box 1764, Paoli, Pennsylvania     19301
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              (Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code  610-647-2121
                                                   --------------
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                                  AMETEK, Inc.

Item 5.    Other Events

         On February 27, 2004, AMETEK, Inc. issued a press release to announce that the Company has extended the expiration date of its $300 million Revolving Credit Facility from September 2006 to February 2009. A copy of such press release is attached as Exhibit 99(a), and the information contained therein is hereby incorporated by reference in this Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)   Exhibit

     Exhibit Number                 Description
     --------------                 -----------
       99(a)             Copy of press release issued by AMETEK, Inc. on
                         February 27, 2004.




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                                  AMETEK, Inc.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   AMETEK, Inc.
                                        -----------------------------------
                                                   (Registrant)




                                        By  /s/ Robert R. Mandos, Jr.
                                          ---------------------------------
                                                 Robert R. Mandos, Jr.
                                                 Vice President & Comptroller
                                                 (Principal Accounting Officer)




March 1, 2004




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
                                  AMETEK, Inc.


                                  EXHIBIT INDEX



Exhibit Number                Description
--------------                -----------
      99 (a)      Copy of press release issued by AMETEK, Inc. on February 27,
                  2004.




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